UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 19, 2008

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On September 19, 2008, Franklin Covey Co. (the Company) announced that it has been awarded four new training contracts with both private and governmental organizations that are expected to be worth $4.5 million in new sales.  The Company expects to recognize the revenue from these new contracts throughout its fiscal year ending August 31, 2009.

The Company affirms that as a result of its current restructuring activities, and with reasonable growth from operations, after a restructuring period expected to last slightly more than one year, it expects to achieve operating income levels comparable to the period preceding the sale of its Consumer Solutions Business Unit.  Following the successful completion of its recent modified Dutch Auction tender offer, the Company expects to achieve these comparable levels of operating income with substantially fewer common shares outstanding, which would improve the Company’s reported earnings per share in those periods.

Forward-Looking Statements

This report contains forward-looking statements related to, among other things, the successful delivery of training services, expected future revenue, expected operating income levels, and the expected number of common shares to be outstanding.  These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, unanticipated costs or capital expenditures; delays or unanticipated outcomes relating to the Company’s strategic plans; dependence on existing products or services; the rate and consumer acceptance of new product introductions; competition; the number and nature of customers and their product orders, including changes in the timing or mix of product or training orders; pricing of the Company’s products and services and those of competitors; adverse publicity and other factors which may adversely affect the Company’s business; and the risks and uncertainties outlined in the Company's documents filed with the SEC, including the Company's most recent annual report on Form 10-K for the fiscal year ended August 31, 2007 as filed with the SEC.  All forward-looking statements and other information in this report are based upon information available as of the date of this report.  Such information may change or become invalid after the date of this report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.
Date:	September 19, 2008	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer